FIRST AMENDMENT
TO THE SOFTWARE LICENSE MAINTENANCE
AND SUPPORTAGREEMENT
BY AND BETWEEN
ISO STRATEGIC SOLUTIONS, INC.
AND
SPECIALTY UNDERWRITERS’ ALLIANCE, INC.

This amendment (“Amendment”) is made and entered into as of the 13th day of October, 2004 (“Effective Date”) by and between ISO Strategic Solutions, Inc. (“Vendor”) and Specialty Underwriters’ Alliance, Inc. and amends that certain SOFTWARE LICENSE, MAINTENANCE AND SUPPORT AGREEMENT (“Agreement”) entered into by the parties on May 20, 2004. Any terms defined in the Agreement and used herein shall have the same meaning in this Amendment as in the Agreement. In the event that any provision of this Amendment and any provision of the Agreement are inconsistent or conflicting, the inconsistent or conflicting provision of this Amendment shall be and constitute an amendment of the Agreement and shall control, but only to the extent that such provision is inconsistent or conflicting with the Agreement.

NOW, THEREFORE, and in consideration of the mutual agreements and covenants hereinafter set forth, the parties wish to amend the Agreement as follows:

     Exhibit C Section 4 of the Agreement is hereby amended by replacing “June 30, 2004” with “November 17, 2004”.

IN WITNESS WHEREOF, the parties have executed this Amendment and agree that this Amendment shall be effective on the date first written above.

Specialty Underwriters’ Alliance, Inc.		ISO Strategic Solutions, Inc.

By:	/s/ Courtney C. Smith	By:	/s/ Charles Boodro

	Signature		Signature

	Name: Courtney C. Smith		Name: Charles Boodro

	Title: President & CEO		Title: President

Date:	October 13, 2004	Date:	October 13, 2004